SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 or 15 (d)
                          OF THE SECURITIES ACT OF 1934



Date of Report (Date of Earliest Event Reported) November 26, 1997



                       SEMICON TOOLS, INC.
         (exact name of Registrant as specified in its charter)




          NEVADA                      33-5820-LA          77-00882545
(State or other jurisdiction          Commission        (I.R.S. Employer
of incorporation or organization)       File No.         identification number)




            111 Business Park Drive, Armonk, New York  10504
                (Address of principal executive offices)



Registrant's telephone number, including area code:  914-273-1400


                             N/A
    Former name or former address, if changed since last report





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ITEM 1.           Changes in Control of Registrant

     A change in control of Semicon Tools, Inc. (the "Company") occurred on November 26, 1997, as a result of its issuance of 10,000,000 shares of its Common Stock to Tan Khay Swee. The Company issued such shares as the consideration for its acquisition of all of the outstanding capital stock of Teik Tatt Holding Co., (1979) Sdn. Bhd. as described in Item 2 below. Mr. Swee now owns beneficially, directly and indirectly, approximately 51% of the Company's issued and outstanding shares of Common Stock.



ITEM 2.           Acquisition or Disposition of Assets

     Acquisition. On November 26, 1997 (the "Closing Date"), the Company acquired all of the issued and outstanding capital stock (the "TTH Stock") of Teik Tatt Holding Co., (1979) Sdn. Bhd. ("TTH"), a Malaysian corporation. For the year ended December 31, 1996 TTH had consolidated revenues of US$14,016,775 and net income of US$1,798,609 (audited); and for the nine months ended September 30, 1997 it had revenues of US$14,718,099 and net income of US$1,592,515 (unaudited). The Company intends to continue using TTH's assets for its business as presently conducted.



     TTH is one of the leading Malaysian manufacturers of plastic ropes and twine, which are commonly used in fishery, construction, agriculture, forestry, shipping, transportation and sporting and household uses. Through a wholly-owned subsidiary, TTH also manufactures rubber bands.


     TTH also recovers and recycles plastics and nonferrous and precious metals from electrical/telephone cables and electronic components, including obsolete computers. The Company currently intends to use its existing network of electronic and semiconductor sales representatives and distributors to expand this product line to obtain additional sources and consumers of recyclable materials, focusing on the United States and Europe.

     Consideration Paid or Payable. Pursuant to an agreement dated the Closing Date, among the Company, TTH and Tan Khay Swee, the stockholder of TTH, the Company acquired the TTH Stock in exchange for an aggregate of 10,000,000 shares of the Company's Common Stock. Such purchase price was agreed upon during arms length negotiations between the President of the Company and Mr. Swee taking into account TTH's revenues, earnings history, management and financial condition. The Company did not retain any investment banker.


                                                     - 2 -

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ITEM 7.           Financial Statements and Exhibits

         Financial Statements of Acquiree.

                  Pursuant to the instructions to Item 7 of Form 8-K, inasmuch as it is impracticable to presently provide the financial statements for the acquiree required to be provided pursuant to General Instruction C.3 to Form 8-K, the Company will file said financial statements within 60 days of the acquisition event reported herein.

         Exhibits.

                  2.       Acquisition Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1936, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 8, 1997                             SEMICON TOOLS, INC.



                                                     By: Eugene Pian
                                                     Eugene Pian, President




                                                     - 3 -

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                                                                 EXHIBIT 2

















                                    AGREEMENT

                          dated as of November 26, 1997

                                  by and among


                              SEMICON TOOLS, INC.,

                     TEIK TATT HOLDING CO., (1979) SDN BHD.

                                       and

                                  TAN KHAY SEE










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                                TABLE OF CONTENTS
                                                                      Page

ARTICLE I. SALE AND PURCHASE OF SHARES . . . . . . . . . . . . . . .   2

         1.1      Purchase Price . . . . . . . . . . . . . . . . . .   2
         1.2      Payment of Purchase Price. . . . . . . . . . . . .   2
         1.3      Restrictions on Sale of the Semicon Shares . . . .   2
         1.4      Additional Semicon Directors. . . .. . . . . . . .   2

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF TTH AND
                     ITS STOCKHOLDERS................................. 3

         2.1      Corporate Organization.............................. 3
         2.2      Authorization....................................... 4
         2.3      Governmental Consents and Approvals................. 5
         2.4      Capitalization...................................... 5
         2.5      Ownership of the TTH Shares......................... 5
         2.6      Subsidiaries; Joint Ventures........................ 6
         2.7      Financial Statements................................ 6
         2.8      Absence of Undisclosed Liabilities;
                    Books of Account.................................. 7
         2.9      Absence of Certain Changes.......................... 8
         2.10     Ownership of Properties.............................10
         2.11     Real Property and Other Leases..................... 10
         2.12     Inventory...........................................10
         2.13     Machinery and Equipment.............................11
         2.14     Intellectual Property.............................. 11
         2.15     Accounts Receivable................................ 11
         2.16     Taxes.............................................. 15
         2.17     Agreements, etc.................................... 16
         2.18     Agreements Regarding Employees..................... 16
         2.19     Absence of Defaults.................................16
         2.20     Compliance with Laws............................... 17
         2.21     Compliance with Laws-Environmental................. 17
         2.22     Litigation......................................... 19
         2.23     Violations..........................................19
         2.23     Finders' Fees...................................... 19
         2.25     Restrictions on Business Activities................ 19
         2.26     Board Approval..................................... 20
         2.27     Questionable Payments.............................. 20
         2.28     Accuracy of Representations and Warranties..........20

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SEMICON............... 21

         3.1      Organization....................................... 21
         3.2      Corporate Authority, Etc........................... 21
         3.3      Governmental Consents and Approvals................ 22
         3.4      Capitalization......................................22
         3.5      Litigation......................................... 23
         3.6      Finders' Fees.....................................  23
         3.7      Absence of Undisclosed Liabilities................. 23

ARTICLE IV.  SURVIVAL OF TTH REPRESENTATIONS AND
                           INDEMNITY . . . . . . . . . . . . . . . .  23

         4.1      Survival........................................... 23

ARTICLE V.   INDEMNIFICATION ........................................ 24

ARTICLE VI.  MISCELLANEOUS........................................... 26

         6.1      Schedules.......................................... 26
         6.2      Expenses............................................26
         6.3      Public Announcements................................26
         6.4      Further Assurances................................. 26
         6.5      Notices.............................................26
         6.6      No Assignment.......................................27
         6.7      Entire Agreement................................... 27
         6.8      Governing Law.......................................27
         6.9      Interpretation..................................... 27
         6.10     Counterparts....................................... 28
         6.11     Parties in Interest................................ 28
         6.12     Choice of Language..................................28
         6.13     Severability........................................28
































                                     - ii -


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                  AGREEMENT (the "Agreement") dated as of November 26, 1997
(the "Closing Date") by and between SEMICON TOOLS, INC.
("Semicon"), TEIK TATT HOLDING CO., (1979) SDN BHD. ("TTH"),  and
TAN KHAY SEE (the "Stockholders").
                  WHEREAS, (i) Semicon is a corporation organized and existing under the laws of the State of Nevada; (ii) TTH is a corporation organized and existing under the laws of Malaysia and (iii) the Stockholder is the owner of all of the issued and outstanding shares of capital stock of TTH; and
                  WHEREAS, the Stockholder wishes to sell to Semicon, and Semicon wishes to purchase from the Stockholder, all of the issued and outstanding capital stock of TTH upon the terms and conditions hereinafter set forth; and
                  WHEREAS, the Boards of Directors of Semicon and TTH (each hereinafter referred as a "Board of Directors") deem it advisable and in the best interests of their stockholders to engage in the transactions contemplated hereby pursuant to which Semicon will acquire all of the issued and outstanding capital stock of TTH (the "Acquisition"); and
                  WHEREAS, the respective parties desire to make certain representations, warranties and agreements in connection with the Acquisition.
                  NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         Article I.   Sale and Purchase of Shares.
                  1.1 Purchase Price. The Stockholder does hereby sell and deliver to Semicon, and Semicon does hereby purchase from the Stockholder, all of the issued and outstanding capital stock of TTH for an aggregate of 10,000,000 shares of Semicon's common stock (the "Semicon Shares") (collectively, the "Purchase Price").
                  1.2 Payment of Purchase Price. Semicon hereby delivers the Semicon Shares to the Stockholder, and simultaneously therewith the Stockholder hereby delivers to Semicon stock certificates representing all of the issued and outstanding shares of TTH, endorsed to Semicon or accompanied by a signed stock power transferring such shares to Semicon, together with all applicable stock transfer tax stamps relative to said certificates.
                  1.3      Restrictions on Sale of the Semicon Shares.  The
                           ------------------------------------------
Stockholder acknowledges that he is acquiring the Semicon Shares for his own account for investment and not with a view to distribution or resale, and at Semicon's request Stockholder shall execute and deliver to Semicon additional documentation confirming his investment intent. The issuance of the Semicon Shares is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and the Stockholder understands that no Semicon Shares may be sold until after the first anniversary of the Closing Date and thereafter only in accordance with Rule 144 promulgated under such Securities Act.
                  1.4 Additional Semicon Directors. As soon as practicable after the Closing Date Semicon shall expand the size of its Board of Directors and cause its Board of Directors to fill the

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existing vacancies with two nominees of the Stockholder who shall be reasonably acceptable to Semicon.
         Article II. Representations and Warranties of TTH and Stockholders. TTH and the Stockholder jointly and severally represent and warrant to Semicon as follows:
                  2.1 Corporate Organization. TTH is a corporation duly organized, validly existing and in good standing under the laws of Malaysia and is duly authorized to carry on its business where and as now conducted and to own, lease and operate properties as it now does and is qualified to do business as a foreign corporation, and is in good standing, in each jurisdictions in which the nature of the business conducted by it or the properties owned or leased by it requires qualification. The sole subsidiary of TTH is Teik Siang Industries Sdn. Bhd. (the "Subsidiary"). The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of Malaysia, is duly authorized to carry on its business where and as now conducted and to own, lease and operate properties as it now does, and is qualified to do business and is in good standing in all jurisdictions in which the nature of its business or the properties it owns or leases requires qualification. The copies of the respective certificates of incorporation and by-laws of TTH and of the Subsidiary that have been delivered to Semicon are complete and correct as of the date of this Agreement, and the minute books of TTH and of the Subsidiary which have been exhibited to Semicon are complete and accurately reflect all material actions taken prior to the date of this Agreement by the respective Boards of Directors and
stockholders of TTH and of the Subsidiary.
                  2.2 Authorization. (a) TTH and the Stockholder each has full power and authority to enter into this Agreement and to perform this Agreement in accordance with its terms; the execution, delivery and performance of this Agreement by TTH has been duly authorized by its Board of Directors; neither TTH nor the Stockholder is bound by any contractual or other obligation that would be violated by its or his execution or performance of this Agreement; and this Agreement is a valid and binding obligation of TTH and the Stockholder enforceable in accordance with its terms.
                           (b)      Neither the execution and delivery of this
Agreement nor the consummation by TTH or the Stockholder of any of the transactions contemplated herein nor compliance by TTH or the Stockholder with the terms, conditions and provisions hereof or of any agreement or instrument contemplated hereby will (i) conflict with, result in a breach of, or constitute an event of default under (1) the certificate of incorporation or by-laws of TTH or the Subsidiary, (2) any material instrument, agreement, lease, license, franchise, permit, or other authorization, right, or obligation to which TTH, the Subsidiary or the Stockholder is a party or any of their properties is subject or by which they are bound, or (3) any statute, ordinance, rule, regulation, judgment, order, award or decree applicable to TTH, the Subsidiary or the Stockholder, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body in Malaysia or elsewhere.
                  2.3 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by TTH and the Stockholders requires no action by or in respect of, or filing with, any governmental body, agency, official or authority in Malaysia or elsewhere.
                  2.4 Capitalization. The authorized capitalization of TTH is set forth on Schedule 2.4. All the outstanding shares of TTH were duly authorized for issuance and are validly issued, fully-paid and non-assessable. There are no outstanding options, warrants, calls, commitments or rights of any kind relating to the issued or unissued capital stock or other securities or equity interests of TTH (collectively, "TTH Securities"), except as set forth in
Schedule 2.4. There are no existing arrangements that require or permit any shares of TTH to be voted by or at the discretion of anyone other than the
Stockholders. TTH does not own any capital stock or other interest in any corporation or other business entity except as set forth in Schedule 2.4. Except as disclosed on Schedule 2.4, neither TTH nor any Subsidiary is obligated to purchase, redeem or otherwise acquire any securities of TTH or its Subsidiaries or of any other party.
                  2.5 Ownership of TTH's Shares. The Stockholder is the record owner and the beneficial owner of the issued and outstanding capital stock of TTH as of the date hereof. The Stockholder owns all of the TTH stock free and clear of all liens and encumbrances, and he has the full and complete right and power to dispose of said stock in  accordance  with the terms of this  Agreement.  The  Stockholder  will transfer to Semicon all shares of stock of TTH free and clear of all liens and encumbrances.
                  2.6      Subsidiary; Joint Ventures.
                           (a)  The Subsidiary has all corporate powers and all
governmental authorizations required to carry on its business as now conducted. For purposes of this Agreement, "Joint Ventures" means entities in which TTH or the Subsidiary, either jointly or individually, is, directly or indirectly, the beneficial owner of 40% or more of any class of equity securities or equivalent profit participation interest. Neither TTH nor the Subsidiary is a participant in a Joint Venture.
                           (b)      All of the outstanding capital stock of, or
other ownership interests in, the Subsidiary that is owned by TTH, directly or indirectly, is free and clear of all liens and encumbrances and of any other limitation or restriction on TTH's rights as owner thereof (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests, other than those imposed by applicable law). There are no outstanding options, warrants, calls, commitments or rights of any kind relating to the issued or unissued capital stock or other securities or equity interests (collectively, the "TTH Subsidiary Securities") of the Subsidiary.
                  2.7 Financial Statements. The following consolidated financial statements of TTH and its Subsidiary, which are set forth on Schedule 2.7, have been prepared in United States Dollars and in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the consolidated financial condition of TTH and its Subsidiary at the dates indicated and the consolidated results of their operations for the periods indicated:
                           (a)  audited, consolidated balance sheets of TTH and
its Subsidiary as at December 31, 1996 and 1995, together with the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended, reported on by KPMG Peat Marwick LLP; and
                           (b)      unaudited, consolidated balance sheet of TTH
and its Subsidiary as at September 30, 1997 and 1996, together with the related consolidated statements of operations and stockholders' equity for the three and nine month periods then ended.
                  2.8 Absence of Undisclosed Liabilities; Books of Account. Except to the extent fully reflected or reserved against in the aforesaid September 30, 1997 consolidated balance sheet, TTH and its Subsidiary have no liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, but not limited to, any tax or other liabilities of any nature that were unknown or undetermined as of that date but that, if then known or determined, would have been required to be reflected in a balance sheet prepared in accordance with generally accepted accounting principles applied on a consistent basis. There is no basis for the assertion against TTH or the Subsidiary of any liability of any nature (and in any amount) not fully reflected or reserved against in the September 30, 1997 balance sheet or not incurred in the ordinary course of business thereafter. All the books of account of TTH and its Subsidiary have been or will be exhibited or made available to Semicon and accurately record all transactions of TTH and its Subsidiary during the periods covered by them.
                  2.9 Absence of Certain Changes. Since December 31, 1996, each of TTH and its Subsidiary has operated its business in the ordinary course and consistent with past practices and there has not been any material adverse change in the consolidated financial condition of TTH or its Subsidiary, results of operations or businesses of TTH and its Subsidiary, and neither of them has taken any of the following actions which individually or in the aggregate involved more than US$25,000:
                           (a)      entered into any transaction or incurred any
liability or obligation other than in the ordinary course of its business;
                           (b)      made any declaration, set aside or paid any
dividend or other distribution in respect of any shares of capital stock of TTH, nor purchased, redeemed or otherwise acquired any outstanding shares of capital stock or other securities of, or other ownership interests in, TTH or the Subsidiary;
                           (c)      paid any dividends or made any other
distributions on, or acquired, any shares of its capital stock or, directly or indirectly, made any other payments or loans of any kind to the Stockholder, except compensation for services rendered and reimbursement for expenses in amounts consistent with past practices;
                           (d)     incurred any indebtedness for borrowed money,
other than short term borrowing in the ordinary course of business;

                           (e)   issued any TTH Securities, granted any options
or agreed to any amendment of any material term of any outstanding
TTH Securities or any TTH Subsidiary Securities;
                           (f)    sustained any material damage, destruction or
other casualty loss (whether or not covered by insurance) affecting the business or assets of TTH or any of its Subsidiaries or Joint
Ventures;
                           (g)      made any material change in any method of
accounting or accounting practice by TTH or the Subsidiary or Joint Ventures, except for a change required by reason of a concurrent change in generally accepted accounting principles;
                           (h)   other than in the ordinary course of business,
(i) granted any severance or termination pay to, or increased any compensation, bonus or other benefits payable to, or entered into any written employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with, any director of TTH or the Subsidiary, or any officer or employee of TTH or the Subsidiary whose 1996 base annual salary exceeded $50,000, or (ii) increased any benefit payable under any existing severance or termination pay policies or employment agreements; or
                           (i)  granted or agreed to grant any general increase
in any rate or rates of salaries or compensation to its employees or any specific increase in the salary or compensation to any employee or agent, or paid or agreed to pay any bonus to any employee of TTH or the Subsidiary, other than in the ordinary course of business.

                  2.10 Ownership of Properties. Neither TTH nor any Subsidiary owns any real estate or interest therein. Except as set forth in Schedule 2.10, each of TTH and its Subsidiary owns outright, free and clear of any claim, lien, security interest, pledge, restriction, charge or encumbrance, all leasehold improvements, equipment, inventory and other personal property used in its business or presently located in any of its premises, except for leased property listed on Schedule 2.10 and for the lien, if any, of current taxes not yet due and payable. Neither TTH nor the Subsidiary uses or leases any property that is owned by any officer, director or affiliate of TTH or the Subsidiary, or any relative of any thereof.
                  2.11 Real Property and Other Leases. All leases of real property and all material leases of other property, and amendments and modifications thereof, are in full force and effect and have not been modified or amended in any material respect, all rents and additional rents due to date under each such lease have been paid, the lessee has been in peaceable possession since the commencement of the original term of such lease, and neither TTH nor the Subsidiary has any knowledge of a default under such leases by TTH or its Subsidiary or by the lessor under any of such leases, nor any event which with notice or lapse of time or both would constitute a default thereunder by TTH or its Subsidiary.
                  2.12 Inventory. All of the inventory of TTH and its Subsidiary is carried on its books at cost (on the basis of FIFO and average cost).

                  2.13 Machinery and Equipment. All machinery and equipment owned or leased by TTH or its Subsidiary is in good operating condition, normal wear and tear excepted, and the use thereof is in conformance with all applicable ordinances and regulations, and all building, zoning and other laws.
                  2.14  Intellectual Property.
                           (a)      Neither TTH nor the Subsidiary has any
knowledge  of an  infringement  by TTH  or  the  Subsidiary  upon  the  patents, trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights of others ("Intellectual Property Rights").
                           (b)     There are no inventions which are the subject
of issued letters patent or an application therefor, which are owned and used or licensed for use by TTH or the Subsidiary.
                           (c)      Since December 31, 1996, neither TTH nor the
Subsidiary has received notice of, or has been a defendant or plaintiff in any claim, suit, action or proceeding which involves, a claim it is infringing any Intellectual Property Rights, and there are no claims by any person of infringement of Intellectual Property Rights by TTH or the Subsidiary.
                  (d) TTH and its Subsidiary have taken all measures as each has deemed necessary and appropriate in the circumstances to maintain the confidentiality of the process and formulae, research and development results and other know-how of TTH and its Subsidiary.
                  2.15  Accounts Receivable.  All of the accounts
receivable of TTH and its Subsidiary arose from bona fide
transactions in the ordinary course of business, and none is subject to any defense, set-off or counterclaim, except as reflected on the financial statements set forth in Section 2.7.
                  2.16  Taxes.
                           (a)  For the purposes of this Agreement, "Tax" (and,
with correlative meaning, "Taxes" and "Taxable") means, for any entity, (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding on amounts paid to or by such entity or any subsidiary thereof, payroll, employment, excise, severance, stamp, occupation, property, environmental or windfall profit tax, or other tax, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such tax (domestic or foreign) (a "Taxing Authority"), and (ii) liability of such entity or any subsidiary thereof for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period, and (iii) liability of such entity or any subsidiary thereof for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other person.
                           (b)      Except as set forth in Schedule 2.16:
                           (i) all Tax returns, statements, reports and forms (including estimated Tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Closing Date by or on behalf of TTH or its Subsidiary (collectively, the "TTH Tax Returns"), have been or will be filed when due (subject to any extensions of such due date) and, to TTH's knowledge, each TTH Tax Return is correct and complete as filed;
                           (ii) TTH and its Subsidiary have timely paid, withheld or made provision on its books for all Taxes shown as due and payable on TTH Tax Returns that have been filed;
                           (iii) all TTH Tax Returns relating to income or franchise Taxes filed with respect to Taxable years of TTH and its Subsidiary ending on or before December 31, 1996, have been examined by appropriate income tax authorities and closed or are TTH Tax Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired;
                           (iv) neither TTH nor any of its Subsidiaries has granted any extension or waiver of the limitation period applicable to any TTH Tax Returns;
                           (v) there is no claim, audit, action, suit, proceeding, or investigation now pending or threatened in a writing received by TTH against or with respect to TTH or any Subsidiary in respect of any Tax or assessment;
                           (vi) there are no requests for rulings in respect of any Tax pending between TTH or its Subsidiary and any Taxing Authority;

                           (vii) there are no liens for Taxes upon the assets of TTH or any of its Subsidiary except liens for current Taxes not yet due;
                           (viii) to TTH's knowledge, neither it nor its Subsidiary will be required to include any adjustment in Taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of a change in method of accounting for any Tax period (or portion thereof) ending on or before the Closing Date or pursuant to the provisions of any agreement entered into with any Taxing Authority with regard to the Tax liability of TTH or the Subsidiary for any Tax period (or portion thereof) ending on or before the Closing Date;
                           (ix) neither TTH nor its Subsidiary has been a member of an affiliated group other than one of which TTH was the common parent, or filed or been included in a combined, consolidated or unitary Tax return other than one filed by TTH, or a return for a group consisting solely of its Subsidiary or predecessors, or participated in any other similar arrangement whereby any income, revenues, receipts, gains, losses, deductions, credits or other Tax items of TTH or the Subsidiary was determined or taken into account for Tax purposes with reference to or in conjunction with any such items of another person other than TTH or any such Subsidiary or predecessor;
                           (x) neither TTH nor its Subsidiary is currently under any contractual obligation to pay to a Taxing Authority the income or franchise tax obligations of, or with respect to transactions relating to, any other person or to indemnify any other person with respect to any income or franchise tax; and
                           (xi) neither TTH nor its Subsidiary has signed any letter or entered into any agreement or arrangement in writing consenting to the surrender or sharing of any deductions, credits or other Tax attributes with any other person or transferred or assigned to any other person for Tax purposes any such items.
                  2.17 Agreements, etc. Schedule 2.17 contains a true and complete list of: (a) all agreements and other commitments for the purchase of any materials, supplies or inventory which extend beyond six months and from the Closing Date; (b) all notes and agreements relating to any indebtedness of TTH or its Subsidiary for borrowed money; (c) all leases or other rental agreements under which TTH or its Subsidiary is either lessor or lessee which call for annual lease payments in excess of US$75,000 individually; (d) all other agreements (including, but not limited to, employment agreements, commitments and understandings, written or oral) to which TTH or its Subsidiary is a party or by which any of them is bound which require payment by TTH or its Subsidiary of more than US$75,000 in any calendar year and which cannot be terminated by TTH or its Subsidiary, without liability, on notice of 30 days or less; and (e) all fire, liability and other insurance carried by TTH and its Subsidiary with respect to its business and properties. All leases, agreements, commitments and understandings of TTH and its Subsidiary (including, but not limited to, commitments for the purchase of inventory) were entered into in the ordinary course of business, and all of its respective commitments for inventory were entered into on an arm's-length basis and are at prices believed by TTH to be reasonable and consistent with current business requirements, except as set forth in Schedule
2.18. True and complete copies of all leases, agreements, commitments and understandings referred to on Schedule 2.18 have been delivered to Semicon.
                  2.18 Agreements Regarding Employees. (a) Neither TTH nor its Subsidiary is a party to or bound by any employment agreement, or any collective bargaining or other labor agreement, or any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, retainer, consultant, bonus, group insurance or other incentive or welfare agreement, plan or arrangement, except as set forth on Schedule 2.18. True and complete copies of each agreement, plan or arrangement listed on Schedule 2.19 have been delivered to Semicon.
                           (b)      Since December 31, 1996, neither TTH nor its
Subsidiary has granted a salary increase to any officer or key employee, except as set forth on Schedule 2.18.
                           (c)    Except as set forth on Schedule 2.18, neither
TTH nor its Subsidiary maintains any employee benefit plans.
                  2.19  Absence of Defaults.  Neither TTH nor its
Subsidiary has knowledge of any existing default by any party under any lease, agreement, commitment or understanding to which TTH or its Subsidiary is a party or by which it is bound.

                  2.20 Compliance with Laws. Neither TTH nor its Subsidiary has knowledge that it is in violation of or has violated, in any material respect, any applicable provisions of any laws, statutes, ordinances or regulations or any term of any judgment, decree, injunction or order binding against it.
                  2.21  Compliance with Laws-Environmental.  (a) For
purposes of this Section 2.21:
                  "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Law (defined below), or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Law, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, lead paint, asbestos, asbestos-containing materials or polychlorinated biphenyls;
                  "Environmental Laws" means those Malaysian, provincial or local laws, statutes, ordinances, rules, regulations, orders and decrees (including any amendments thereto) relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, pollutants, wastewater (other than non-contact cooling or process water), or wastes constituting hazardous substances in, into, onto or upon the environment (including, without limitation, ambient air, surface water, groundwater, or land), or otherwise relating to the processing, distribution, use, treatment, collection, accumulation, storage, disposal, transport, or handling of Hazardous Materials.
                           (b)    The operations of TTH and its Subsidiary have
been and are now in compliance with all Environmental Laws. All approvals of government authorities required to be held by TTH and its Subsidiary concerning the environment have been obtained, are valid and are in full force and effect, have been and are being complied with and there are no proceedings commenced or threatened to revoke or amend any such approvals. The business operations of TTH and its Subsidiary have not and are not now the subject of any remedial order (being any administrative complaint, direction, order or sanction issued, filed or imposed by any governmental authority pursuant to any Environmental Laws). No part of any premises occupied by TTH or its Subsidiary in the operation of their respective businesses has ever been used as a landfill or for the disposal of waste or for the storage, treatment or disposal of Hazardous Material. TTH and its Subsidiary neither use nor store in or on the premises occupied by it in the operation of its business any Hazardous Material. TTH and its Subsidiary has no knowledge of any Hazardous Material in, on or under the premises occupied by it in the operation of its business.
                  2.22 Litigation. Except as set forth on Schedule 2.22, there is no litigation, proceeding or governmental investigation pending or threatened, or any order, injunction or decree outstanding, against or relating to TTH or its Subsidiary or their properties or businesses.

                  2.23 Violations. The improvements located on real estate owned or leased by TTH and its Subsidiary and the continuation of the present use, occupancy and operation of said improvements comply in full with all current zoning requirements and do not depend on or require, to any extent, any further ordinance, variance, special exception or other special governmental approval for its continuing legality. There is no violation of any recorded restriction, condition or agreement affecting said real estate. Neither TTH nor its Subsidiary has received notice of violation of, and continuation of the present uses, occupancies and operations will not result in a violation of, building, health, safety, environmental pollution control, fire or similar law, ordinance, order or regulation respecting said real estate. Except as set forth on Schedule 2.23, no notice has been received by TTH or its Subsidiary alleging any such violation.
                  2.24 Finders' Fees. Neither TTH or its Subsidiary nor the Stockholder has employed or utilized the services of any broker, finder or other intermediary in connection with this Agreement or the transaction contemplated by this Agreement.
                  2.25 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon TTH or its Subsidiary which has or could reasonably be expected to have the effect of prohibiting or materially impairing (a) the ability of TTH or its Subsidiary to conduct its business in any geographic area or field of use, (b) any acquisition of property by TTH or its Subsidiary, or (c) the conduct of business by TTH or its Subsidiary as currently conducted or as currently proposed to be conducted by TTH.
                  2.26 Board Approval. The Boards of Directors of TTH has unanimously determined that the Acquisition is in the best interests of the Stockholder and is on terms that are fair to Stockholder.
                  2.27 Questionable Payments. Neither TTH nor its Subsidiary, nor, to the best knowledge of the Stockholder, any director, officer or other employee of TTH or its Subsidiary has: (i) made any payments or provided services or other favors in the United States of America or in any other country in order to obtain preferential treatment or consideration by any governmental entity with respect to any aspect of the business of TTH or its Subsidiary; or
(ii) made any political contributions which would not be lawful under the laws of the United States and the foreign country in which such payments were made. Neither TTH nor its Subsidiary nor, to the best knowledge of the Stockholder, any director, officer or other employee of TTH or its Subsidiary or the Stockholder, customer or supplier of any of them, has been the subject of any inquiry or investigation by any governmental entity in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative or employee with respect to any aspect of the business of TTH or its Subsidiary or with respect to any political contribution.
                  2.28 Accuracy of Representations and Warranties. No representation or warranty by TTH or the Stockholder in this

Agreement, and no written statement made to Semicon or contained in any certificate or instrument delivered or to be delivered to Semicon pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.
         Article III.               Representations and Warranties of Semicon.
Semicon represents and warrants to TTH as follows:
                  3.1 Organization. Semicon is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly authorized to carry on its business where and as now conducted and to own, lease and operate properties as it now does.
                  3.2      Corporate Authority, Etc.
                           (a)    Semicon has full power and authority to enter
into this Agreement and to perform this Agreement in accordance with its terms; the execution, delivery and performance of this Agreement by Semicon and the consummation of the Acquisition have been duly authorized by its Board of Directors and Semicon is not bound by any contractual or other obligation that would be violated by the execution or performance of this Agreement; and this Agreement is a valid and binding obligation of Semicon enforceable in accordance with its terms; and
                           (b)      Neither the execution and delivery of this
Agreement nor the consummation by Semicon of any of the
transactions contemplated herein nor compliance by Semicon with the terms, conditions and provisions hereof or of any agreement or instrument contemplated hereby will (i) conflict with, result in a breach of, or constitute an event of default under the certificate of incorporation or by-laws of Semicon, or any material instrument, agreement, lease, license, franchise, permit, judgment, order, award, decree or other authorization, right, or obligation to which Semicon is a party or any of its properties is subject or by which they are bound, or any statute, ordinance, rule or regulation applicable to Semicon, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body.
                  3.3 Governmental Consents and Approvals. The execution, delivery and performance by Semicon of this Agreement and the consummation of the Acquisition by Semicon requires no action by or in respect of, or filing with, any United States, state or local governmental body, agency, official or authority.
                  3.4 Capitalization. Semicon's authorized capitalization is 100,000,000 shares of capital stock, all of which is common stock, of which 9,867,500 shares are issued and outstanding. All the outstanding shares of Semicon were duly authorized for issuance and are validly issued, fully-paid and non-assessable. There are no outstanding options, warrants, calls, commitments or rights of any kind relating to the issued or unissued capital stock or other securities or equity interests of Semicon, except for issued stock options for five million shares (including the options granted on the Closing Date to the finder referred to in Section 3.6 below) and unissued stock options for six million shares.
                  3.5  Litigation.   There  is  no  litigation,   proceeding  or
governmental investigation pending or, so far as is known to Semicon, threatened, or any order, injunction or decree outstanding, against or relating to Semicon or any of its properties or businesses.
                  3.6 Finders' Fee. Semicon has not employed or utilized the services of any broker, finder or other intermediary in connection with this Agreement or the transactions contemplated by this Agreement except for Tan Hun Chin.
                  3.7 Absence of Undisclosed Liabilities. Except to the extent fully reflected or reserved against in its October 31, 1997 balance sheet, Semicon has no liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, but not limited to, any tax or other liabilities of any nature that were unknown or undetermined as of that date but that, if then known or determined, would have been required to be reflected in a balance sheet prepared in accordance with generally accepted accounting principles applied on a consistent basis. There is no basis for the assertion against Semicon of any liability of any nature (and in any amount) not fully reflected or reserved against in the October 31, 1997 balance sheet or not incurred in the ordinary course of business thereafter.
         Article IV.  Survival of TTH Representations and Indemnity.
                  4.1 Survival. The representations, warranties, covenants and agreements by the parties shall survive the Closing

Date for a period of two (2) years, except that the representations contained in
Section 2.16 shall survive the Closing Date for four (4) years.
         Article V.  Indemnification.
                           (a)   The Stockholder and Semicon do hereby agree to
indemnify, defend and hold harmless each other from and against any and all claims, demands, damages, losses, injuries, liabilities, penalties, costs, expenses (including without limitation reasonable attorneys' fees), suits, actions, investigations, judgments and fees which may be imposed upon, incurred or suffered by or asserted against it arising out of or in connection with any one or more of the following:
                                    (i) any  failure to  perform or comply  with
                  any agreements, obligations or undertakings to be performed by the Stockholder and TTH on the one hand, and by Semicon on the other hand, pursuant to this Agreement; and
                                    (ii)  any  breach  of  any   representation,
                  warranty, covenant or agreement made in this Agreement, or in respect of the facts associated therewith, by the Stockholder and TTH on the one hand, and by Semicon on the other hand, .
                           (b)  Notwithstanding subparagraph (a) of this
Section 5(b), no indemnifying party shall have liability under this Section 5(b) with respect to any single or aggregate claim for less than US$50,000.

                           (c)      A party seeking indemnification shall notify
the indemnifying parties within a reasonable time in writing of any action, claim or liability in respect of which it intends to claim such indemnification, provided that the failure to give timely notice shall not release any of the indemnifying parties from any liability to the extent the indemnifying parties are not prejudiced thereby. The indemnifying parties shall have the right, by prompt notice to the party seeking indemnification to assume the defense of such claim with counsel reasonably satisfactory to the party seeking indemnification, and at the sole cost of the indemnifying parties. If the indemnifying parties do not so assume the defense of such claim, the party seeking indemnification may assume such defense with counsel of its choice and at the sole cost of the indemnifying parties. If the indemnifying parties so assume such defense, the party seeking indemnification may participate therein through counsel of its choice, but at its sole cost. The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all out-of-pocket costs of such assistance shall be for the account of the Indemnifying Parties. No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided that the party seeking indemnification shall have no obligation to consent to any settlement of any such claim which imposes on Semicon any liability or obligation which cannot be assumed and performed in full by the Indemnifying Parties.

         Article VI.  Miscellaneous.
                  6.1 Schedules. Any information furnished in a schedule to this Agreement shall be deemed to be furnished under any other schedule which calls for the furnishing of the same information whether or not that information is separately stated in such other schedule.
                  6.2 Expenses. Each party shall bear its own expenses incurred in connection with the negotiation and preparation of this Agreement and in connection with all duties and obligations required to be performed by it under this Agreement.
                  6.3 Public Announcements. No public announcement about the Acquisition shall be made by any party hereto without the prior written approval of the other party, which approval shall not be withheld unreasonably, subject to Semicon's obligation to comply with federal securities laws.
                  6.4 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instructions, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
                  6.5 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by reputable overnight courier or mailed by registered or certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice to the other parties pursuant to this provision):
                  (a)      if to TTH or Stockholder, at:

                     1774 LRG 6, Mak Mandin Industrim Estate
                                    13400 Butterworth , Malaysia

                  (b)      if to Semicon, at

                                    111 Business Park Drive
                                    Armonk, New York 10504
                                    Attn:  Eugene Pian, President.

                  6.6 No Assignment. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties.
                  6.7 Entire Agreement. This Agreement (with its schedules and exhibits) contains, and is intended as, a complete statement of all the terms of the agreements among the parties with respect to the matters provided for, supersedes any previous agreements and understanding among the parties with respect to those matters, and cannot be changed or terminated except by a writing signed by the parties.
                  6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without respect to its choice of law principles.
                  6.9 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  6.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
                  6.11 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
                  6.12 Choice of Language. The parties declare that at their request, the present Agreement, along with all notices, schedules, etc. has been drawn up in the English language and henceforth, all communications between them are to be in the English language.
                  6.13  Severability.  Any term or provision  of this  Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first written above.

                                                     SEMICON TOOLS, INC.


                                                     By:/s/ Eugene Pian
                                                        Name:  Eugene Pian
                                                        Title: President


                                              TEIK TATT HOLDING CO., (1979) SDN
                                      BHD.


                                                 By:/s/ Tan Khay Swee
                                                 Name:  Tan Khay Swee
                                                 Title: Chief Executive Officer


                                                  STOCKHOLDER:



                                                 /s/ Tan Khay See
                                                     Tan Khay See